SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 27, 2007
(Date of earliest event reported)	March 22, 2007

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 22, 2007, we announced our quarterly earnings guidance for 2007. In addition, we reaffirmed our 2007 annual earnings guidance in the ranges we reported on November 28, 2006.

Our 2007 annual earnings guidance is estimated to be in the range of $2.35 to $2.75 per diluted share. On a quarterly basis for 2007, we estimate our first quarter earnings will be in the range of $1.31 to $1.41 per share; our second quarter earnings will be in the range of $0.33 to $0.43 per share; our third quarter earnings will be in the range of $0.09 to $0.19; and our fourth quarter earnings will be in the range of $0.62 to $0.72.

See our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2006 for the Regulation G reconciliations of distributable cash flow to EBITDA and EBITDA to net income, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 22, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	March 27, 2007	By:	/s/ Curtis L. Dinan
Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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